UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 5, 2014

SOLAR WIND ENERGY TOWER INC.

(Exact name of registrant as specified in its charter)

Nevada	000-53035	82-6008752
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1997 Annapolis Exchange Pkwy., Suite 300

Annapolis, Maryland 21401

(Address of principal executive offices) (zip code)

(410) 972-4713

(Registrant's telephone number, including area code)

_________

________________________________________________________

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On September 5, 2014, Solar Wind Energy Tower Inc. (the “Company”) entered into a Settlement Agreement and Mutual Release (the “Settlement Agreement”) with Hanover Holdings I, LLC, a New York limited liability company (“Hanover”), to settle the matters under a complaint (Index No. 654541/12) filed by Hanover against the Company with the Supreme Court of the State of New York, stipulating that the Company has yet to pay the remaining outstanding balance, related interest and penalties, as described in a convertible promissory note issued by the Company to the benefit of Hanover on February 29, 2012. The total claim amount was for $122,985.

Pursuant to the terms and conditions of the Settlement Agreement, the Company agrees to pay to Hanover the total sum of $90,000 in six equal instalments of $15,000 each. The initial installment of $15,000 has been paid on September 5, 2014. The five subsequent payments shall be delivered on or before the fifth day of each month, with the final payment being made on February 5, 2015.

If any scheduled payment is not delivered when due, Hanover shall deliver a notice of breach to the Company’s counsel. The Company shall have five business days of receipt of the notice of breach to cure the breach by delivering the missing payment. If any such breach is not timely cured, the total outstanding settlement sum shall be accelerated and shall be delivered on or before ten business days of receipt of the notice of breach. In the event of Company’s failure to timely deliver the accelerated amount, Hanover may file the confession of judgment without further notice, and have judgment entered against the Company in amount of the settlement sum plus costs associated with such filing and entry including reasonable attorney’s fees, less any payments made pursuant to the Settlement Agreement.

The foregoing description of the terms of the Settlement Agreement does not purport to be complete and is qualified in its entirety by reference to the provisions of such agreement filed as Exhibits 10.1 to this Current Report on Form 8-K (this “Report”).

Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The information provided in response to Item 1.01 of this current report on Form 8-K is hereby incorporated by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description

10.1	Settlement Agreement, dated September 5, 2014, by and between Solar Wind Energy Tower Inc. and Hanover Holdings I, LLC.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOLAR WIND ENERGY TOWER INC.

Date: September 15, 2014	By: /s/ Ronald W. Pickett
Name: Ronald W. Pickett
Title: CEO, President and Chairman